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                                                                      Exhibit 21

GRANITE SUBSIDIARIES                                           JURISDICTION OF
                                                               ORGANIZATION

Granite Response Television, Inc.                               Delaware
San Joaquin Communications Corporation                          California
RJR Communications, Inc.                                        Minnesota
WPTA-TV, Inc.                                                   Delaware
KNTV, Inc.                                                      Virginia
WTVH, LLC                                                       Delaware
WTVH License, Inc.                                              Delaware
KSEE License, Inc.                                              Delaware
KBJR License, Inc.                                              Delaware
KNTV License, Inc.                                              Delaware
WPTA-TV License, Inc.                                           Delaware
KBVO, Inc.                                                      Delaware
WLAJ, Inc.                                                      Delaware
KBVO License, Inc.                                              Delaware
WWMT-TV, Inc.                                                   Delaware
WWMT-TV License, Inc.                                           Delaware
WKBW-TV License, Inc.                                           Delaware
Queen City Broadcasting of New York, Inc.                       New York
WXON License, Inc.                                              Delaware
WXON, Inc.                                                      Delaware
WEEK, Inc.                                                      Delaware
WEEK License, Inc.                                              Delaware
WEEK-TV License, Inc.                                           Delaware
WLAJ License, Inc.                                              Delaware
KOFY-TV License, Inc.                                           Delaware
Pacific FM Incorporated                                         California